NOTE 9. Summary of property, equipment and leasehold improvements (Details) (USD $)	Dec. 31, 2014	Dec. 31, 2013
Note 9. Summary Of Property Equipment And Leasehold Improvements Details
Buildings and leasehold improvements	$ 75,658	$ 74,855
Furniture and fixtures	7,556	6,912
Equipment	6,215	6,238
Company automobiles	1,619	1,721
Total	91,048	89,726
Less: accumulated depreciation and amortization	(10,896)	(7,472)
Property, equipment and leasehold improvements, net	$ 80,152,000	$ 82,254,000